UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 11, 2008

ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip code)

(201) 363-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On August 11, 2008, ORBCOMM Inc. (the “Company”) released its earnings for the second fiscal quarter of 2008 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. The press release is attached herewith as Exhibit 99 and is incorporated herein by reference. In addition, the Company will discuss its financial results during a webcast and teleconference call Monday, August 11, 2008 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company’s website at www.orbcomm.com.

EBITDA is defined as earnings before interest income (expense), provision for income taxes and depreciation and amortization. The Company believes EBITDA is useful to its management and investors in evaluating its operating performance because it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance; it also helps the Company’s management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, the Company’s management uses EBITDA in presentations to the Company’s board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company’s annual operating budget. The Company also believes that EBITDA less stock-based compensation expense, pre-control earnings from consolidated subsidiary and minority interest (Adjusted EBITDA), is useful to investors to evaluate the Company’s core operating results and financial performance and its capacity to fund capital expenditures, because the exclusion of stock-based compensation expense is useful, given the significant variation in expense that can result from changes in the fair market value of the Company’s common stock. EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While the Company considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

        99      Press Release of the Company dated August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By:	/s/ Robert G. Costantini

	Name: Title:	Robert G. Costantini Executive Vice President and Chief Financial Officer

Date:  August  11, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of the Company dated August 11, 2008.